DREYFUS
      MASSACHUSETTS TAX
      EXEMPT BOND FUND



      ANNUAL REPORT May 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                            22   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                                                          DREYFUS MASSACHUSETTS

                                                           TAX EXEMPT BOND FUND

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Massachusetts Tax Exempt Bond Fund, covering the 12-month period from June 1, 2001 through May 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to think first of your long-term goals and attitudes toward risk. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

June 17, 2002




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

HOW DID DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended May 31, 2002, the fund achieved a total return of 6.61% .(1) In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, achieved a total return of 6.50% for the same period.(2) Additionally, the fund is reported in the Lipper Massachusetts Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 5.67% .(3) The fund' s benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund's performance to changing market conditions. Early in the reporting period, the fund benefited from falling interest rates in a slowing economy. However, market weakness later in the reporting period offset a portion of those gains. The fund outperformed both its benchmark and Lipper category average mainly because of our successful security selection and our focus on bonds at the lower end of the maturity range during the second half of the
reporting    period.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks as high a level of current income exempt from federal and Massachusetts state income tax as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness
of    its    issuer    and    any    provisions    for    early    redemption.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration of about seven years.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

When the reporting period began, the U.S. and Massachusetts economies had already slowed considerably. The downturn was driven by reduced capital spending, eroded corporate earnings and rising unemployment. Weak economic conditions were further intensified by the September 11 terrorist attacks. In this environment, the Federal Reserve Board (the "Fed") attempted to stimulate renewed economic growth by aggressively reducing short-term interest rates, which fell to their lowest level in 40 years. As interest rates and bond yields declined, municipal bond prices generally rose, benefiting the fund' s performance.

During the first half of the reporting period, when the economy was slowing, we focused on income-oriented bonds with maturities in the 20- to 25-year range. This strategy was designed to capture relatively high yields while participating in the potential for price appreciation as interest rates and bond yields declined.

By the second half of the reporting period, however, with interest rates already at historically low levels, we began to shift our focus to the lower end of the fund' s maturity range in order to guard against the possibility of market declines and higher interest rates. This change proved beneficial when the Fed suggested in March 2002 that an economic recovery was underway. At the same time, the Fed shifted from an accommodative monetary policy to a neutral stance, which many investors interpreted as a signal that the next move would be toward higher interest rates. While rate hikes did not materialize, these expectations were nonetheless factored into municipal bond prices, erasing a portion of the market and fund' s earlier gains. When it became clearer in April and May that higher interest rates are unlikely until later this year, the market rallied and recouped some of the ground it lost in March.

WHAT IS THE FUND'S CURRENT STRATEGY?

As was the case for many states, Massachusetts received less tax revenue than it originally anticipated when the U.S. economy weakened. However, because of its strong residential tax base and the elimination of previous tax cuts, we believe that Massachusetts should emerge from the recession in relatively good fiscal shape. Nonetheless, we have generally avoided the state's general obligation debt, preferring instead to focus on bonds issued by localities where tax
revenues   are  derived  primarily  from  property  taxes,  not  income  taxes.

We recently adopted a moderately defensive stance by reducing the fund's average duration to a point that, at times, is slightly shorter than that of its Lipper category average. Our security selection strategy has also been relatively defensive, focusing on highly rated, income-oriented bonds selling at modest premiums to their face values. These high quality "cushion bonds" tend to be resistant to market declines in the event that inflationary pressures emerge or the supply of new securities outpaces investor demand. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


                                                             The Fund



FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Massachusetts Tax
Exempt Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 5/31/02

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            6.61%               5.50%             5.93%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND ON 5/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH ABOVE TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT




STATEMENT OF INVESTMENTS

May 31, 2002

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--93.1%                                                        Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--90.1%

Bellingham, GO:

   5%, 3/1/2017 (Insured; AMBAC)                                                              1,945,000                2,001,113

   5%, 3/1/2018 (Insured; AMBAC)                                                              2,040,000                2,083,268

   5%, 3/1/2019 (Insured; AMBAC)                                                              2,140,000                2,172,763

   5%, 3/1/2020 (Insured; AMBAC)                                                              2,245,000                2,262,489

Boston 5.75%, 2/1/2020                                                                        3,945,000                4,210,104

Boston--Mount Pleasant Housing Development
   Corp., MFHR 6.75%, 8/1/2023 (Insured; FHA)                                                 1,525,000                1,558,093

Brookline 5.25%, 4/1/2020                                                                     3,860,000                3,965,687

Holliston 5.25%, 4/1/2020 (Insured; MBIA)                                                     1,655,000                1,703,823

Hopkinton:

   5%, 9/1/2017                                                                               1,735,000                1,777,542

   5%, 9/1/2018                                                                               1,735,000                1,764,807

   5%, 9/1/2019                                                                               1,735,000                1,753,599

   5%, 9/1/2020                                                                               1,735,000                1,739,702

Massachusetts, GO, Consolidated Loan:

   5.50%, 3/1/2016 (Insured; FSA)                                                             2,000,000                2,147,320

   5.25%, 3/1/2021 (Insured; FSA)                                                             1,000,000                1,016,320

Massachusetts Bay Transportation Authority,
   General Transportation System

   6.20%, 3/1/2016                                                                            1,725,000                2,006,675

Massachusetts College Building
   Authority, Project Revenue:

      Zero Coupon, 5/1/2026 (Insured; MBIA)                                                   8,385,000                2,344,530

      Zero Coupon, 5/1/2027 (Insured; MBIA)                                                     500,000                  132,390

Massachusetts Development Finance Agency, Revenue:

   (Assumption College) 6%, 3/1/2030                                                          1,905,000                2,023,205

   (Belmont Hill School) 5.375%, 9/1/2023                                                     1,000,000                1,003,260

   (College of Pharmacy) 6.75%, 7/1/2030                                                      2,000,000                2,079,420

   (Mount Holyoke College) 5.25%, 7/1/2031                                                    5,000,000                5,005,150

Massachusetts Health and Educational
   Facilities Authority, Revenue:

      (Baystate Medical Center)
         6%, 7/1/2015 (Insured; FGIC)                                                         1,140,000                1,198,539

      (Daughters of Charity) 6.10%, 7/1/2014                                                  1,100,000                1,188,198

      (Harvard University):

         6%, 7/1/2035 (Prerefunded 7/1/2010)                                                  2,500,000  (a)           2,874,500

         5%, 7/15/2035                                                                        3,600,000                3,487,176

      (Healthcare System--Covenant Health) 6%, 7/1/2022                                       3,100,000                3,152,886

      (Massachusetts General Hospital):

         6%, 7/1/2015 (Insured; AMBAC)                                                        2,000,000                2,102,700

         6.25%, 7/1/2020 (Insured; AMBAC)
            (Prerefunded 7/1/2003)                                                            3,500,000  (a)           3,736,320

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational
  Facilities Authority, Revenue (continued):

    (Massachusetts Institute of Technology Issue):

         5.375%, 7/1/2017                                                                     1,150,000                1,244,174

         5.50%, 7/1/2022                                                                      3,000,000                3,210,330

      (Mclean Hospital) 6.50%, 7/1/2010
         (Insured; FGIC) (Prerefunded 7/1/2002)                                               1,000,000  (a)           1,024,120

      (Medical Academic and Scientific)
         6.625%, 1/1/2015                                                                     2,500,000                2,587,900

      (Mount Auburn Hospital)
         6.30%, 8/15/2024 (Insured; MBIA)                                                     5,000,000                5,389,750

      (New England Medical Center Hospitals)
         6.50%, 7/1/2012 (Insured; FGIC)                                                      2,000,000                2,047,700

      (Newton--Wellesley Hospital)
         5.875%, 7/1/2015 (Insured; MBIA)                                                     2,000,000                2,162,840

      (Partners Healthcare System):

         6%, 7/1/2017                                                                         1,145,000                1,217,501

         5.25%, 7/1/2029                                                                        930,000                  892,986

      (Sisters Providence Health System)
         6.625%, 11/15/2022                                                                   3,510,000                3,662,053

      (Tufts University Issue) 5.50%, 8/15/2017                                               1,500,000                1,645,530

Massachusetts Housing Finance Agency, Revenue:

  Housing Projects:

      6.30%, 10/1/2013 (Insured; AMBAC)                                                       1,000,000                1,044,120

      6.375%, 4/1/2021                                                                        4,300,000                4,515,000

   Rental Housing:

      6.65%, 7/1/2019 (Insured; AMBAC)                                                        2,215,000                2,306,590

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        1,500,000                1,558,920

      6.45%, 1/1/2036 (Insured; AMBAC)                                                        2,135,000                2,213,910

      6%, 7/1/2037 (Insured; AMBAC)                                                           2,650,000                2,700,085

   Single-Family Housing 6.35%, 6/1/2017                                                      2,090,000                2,216,194

Massachusetts Industrial Finance Agency, Revenue:

   Electrical Utility (Nantucket Electric Co.)
      8.50%, 3/1/2016                                                                         2,585,000                2,631,271

   (Holy Cross College) 6.375%, 11/1/2015
      (Prerefunded 11/1/2002)                                                                 2,000,000  (a)           2,079,400

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 1,000,000                  786,270

   (Phillips Academy Issue) 5.375%, 9/1/2023                                                  1,500,000                1,529,895

   (Tufts University) 4.75%, 2/15/2028 (Insured; MBIA)                                        1,500,000                1,388,355

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply System Revenue:

      6.40%, 7/1/2002                                                                           400,000                  401,584

      6.125%, 7/1/2019 (Insured; MBIA)
         (Prerefunded 7/1/2002)                                                               1,000,000  (a)           1,023,810


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Port Authority, Revenue, Special Facilities

   (US Air Project) 5.75%, 9/1/2016 (Insured; MBIA)                                           5,000,000                5,216,450

Massachusetts Water Pollution Abatement Trust

  (Pool Loan Program):

      5.625%, 2/1/2017 (Prerefunded 2/1/2007)                                                 4,870,000  (a)           5,403,168

      5.625%, 2/1/2017 (Insured; MBIA)                                                          130,000                  136,833

Massachusetts Water Resources Authority,
   General Revenue:

      5.20%, 8/1/2022 (Insured; MBIA)                                                         1,000,000                1,009,970

      5.125%, 8/1/2027 (Insured; MBIA)                                                        2,000,000                1,980,600

Medford, GO 5%, 3/15/2019 (Insured; AMBAC)                                                    1,155,000                1,172,729

Northampton (School Project Loan Act of 1948)
   5.75%, 5/15/2016 (Insured; MBIA)                                                           1,520,000                1,643,835

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)                                                 1,000,000                1,023,750

Triton Regional School District:

   5.25%, 4/1/2019 (Insured; FGIC)                                                            1,420,000                1,474,003

   5.25%, 4/1/2020 (Insured; FGIC)                                                            1,420,000                1,461,890

U.S. RELATED--3.0%

Puerto Rico Public Finance Corp.
  (Commonwealth Appropriation)

   6%, 8/1/2026 (Insured; FSA)                                                                4,000,000                4,463,680

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $132,948,108)                                                                                               138,958,775
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational
  Facilities Authority, Revenue, VRDN

  (Capital Asset Program):

      1.60%, Series C (Insured; MBIA)                                                         1,000,000  (b)           1,000,000

      1.60%, Series E (LOC; First Chicago)                                                    1,000,000  (b)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $2,000,000)                                                                                                   2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $134,948,108)                                                              94.4%             140,958,775

CASH AND RECEIVABLES (NET)                                                                          5.6%               8,339,784

NET ASSETS                                                                                        100.0%             149,298,559

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              63.8

AA                               Aa                              AA                                               19.9

A                                (A)                             A                                                11.0

BBB                              Baa                             BBB                                               2.0

F-1                              MIG1/P1                         SP1/A1                                            1.4

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(C)  SECURITES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           134,948,108   140,958,775

Cash                                                                    713,979

Receivable for investment securities sold                             9,319,472

Interest receivable                                                   2,358,978

Receivable for shares of Beneficial Interest subscribed                      32

Prepaid expenses                                                         11,944

                                                                    153,363,180
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            83,949

Payable for investment securities purchased                           3,932,860

Accrued expenses                                                         47,812

                                                                      4,064,621
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      149,298,559
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     144,338,310

Accumulated net realized gain (loss) on investments                  (1,050,418)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       6,010,667
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      149,298,559
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                      9,051,130

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   16.50

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended May 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,993,793

EXPENSES:

Management fee--Note 3(a)                                              880,971

Shareholder servicing costs--Note 3(b)                                 160,849

Professional fees                                                       52,547

Trustees' fees and expenses--Note 3(c)                                  23,991

Custodian fees                                                          18,283

Registration fees                                                       15,608

Prospectus and shareholders' reports                                    11,726

Loan commitment fees--Note 2                                             2,138

Miscellaneous                                                           16,331

TOTAL EXPENSES                                                       1,182,444

INVESTMENT INCOME--NET                                               6,811,349
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                698,291

Net unrealized appreciation (depreciation) on investments            1,834,724

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,533,015

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,344,364

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended May 31,
                                             -----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,811,349           7,264,751

Net realized gain (loss) on investments           698,291             322,097

Net unrealized appreciation
   (depreciation) on investments                1,834,724           6,702,551

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,344,364          14,289,399
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (6,811,232)         (7,264,751)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  16,465,803          18,491,303

Dividends reinvested                            5,023,653           5,333,268

Cost of shares redeemed                       (18,114,228)        (25,045,619)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        3,375,228          (1,221,048)

TOTAL INCREASE (DECREASE) IN NET ASSETS         5,908,360           5,803,600
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           143,390,199         137,586,599

END OF PERIOD                                 149,298,559         143,390,199
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,000,066           1,148,976

Shares issued for dividends reinvested            304,435             331,132

Shares redeemed                                (1,098,721)         (1,557,098)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     205,780             (76,990)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended May 31,
                                                            ------------------------------------------------------------------------

                                                               2002(a)          2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.21          15.42          16.73          17.01          16.31

Investment Operations:

Investment income--net                                            .76(b)         .82            .83            .82            .83

Net realized and unrealized

   gain (loss) on investments                                     .29            .79          (1.27)          (.17)           .70

Total from Investment Operations                                 1.05           1.61           (.44)           .65           1.53

Distributions:

Dividends from investment
   income--net                                                   (.76)          (.82)          (.83)          (.82)          (.83)

Dividends from net realized
   gain on investments                                             --             --           (.04)          (.11)            --

Total Distributions                                              (.76)          (.82)          (.87)          (.93)          (.83)

Net asset value, end of period                                  16.50          16.21          15.42          16.73          17.01
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 6.61          10.58          (2.56)          3.87           9.52
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .81            .85            .82            .81

Ratio of net investment income

   to average net assets                                         4.64           5.06           5.22           4.82           4.97

Portfolio Turnover Rate                                         46.76          33.52          19.45          19.47          28.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                149,299        143,390        137,587        160,582        160,218

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002
     WAS TO INCREASE NET  INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JUNE 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings of $10,383 during the period ended May 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2002, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $1,050,149 and unrealized appreciation $6,010,398.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to May 31, 2002. If not applied, $1,050,149 of the carryover expires in fiscal 2009.


The tax character of distributions paid to shareholders during the fiscal years ended May 31, 2002 and May 31, 2001 were as follows: tax exempt income $6,811,232 and $7,264,751, respectively.

During the period ended May 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $117, decreased net realized gain (loss) on investments by $8,047 and increased paid-in capital by $8,164. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, the fund was charged $81,873 pursuant to
the    Shareholder    Services    Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $54,960 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended May 31, 2002, redemption fees charged and retained by the fund amounted to $1,188.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2002, amounted to
$66,541,685    and    $70,852,128,    respectively.

At May 31, 2002, the cost of investments for federal income tax purposes was $134,948,377; accordingly, accumulated net unrealized appreciation on investments was $6,010,398, consisting of $6,293,252 gross unrealized appreciation and $282,854 gross unrealized depreciation.


NOTE 5--CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to June 1, 2001, the fund amortized premium on debt securities on a scientific basis but recognized market discount upon disposition. There was no cumulative effect of this accounting change and there was no impact on total net assets of the fund for the period ended May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to increase net investment income by $117 and decrease net realized gains (losses) by $117. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Tax Exempt Bond Fund, including the statement of investments, as of May 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Tax Exempt Bond Fund at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


                                                  /s/Ernst & Young LLP

New York, New York

July 9, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended May 31, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                                --------------

DAVID W. BURKE (66)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                                --------------

SAMUEL CHASE (70)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

GORDON J. DAVIS (60)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Also a Director/Trustee for various not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


JONI EVANS (60)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ARNOLD S. HIATT (75)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Socially Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

BURTON N. WALLACK (51)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company managing real estate in the New York City area

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 199 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.


                                                           FOR MORE INFORMATION

                        DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
                        200 Park Avenue
                        New York, NY 10166

                        MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        CUSTODIAN

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        TRANSFER AGENT & DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  267AR0502